EXHIBIT 10.18

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

                             STOCK PURCHASE WARRANT

Warrant No.:  _________

               To Purchase [__________] Shares of Common Stock of

                                 TURBOWORX, INC.

         THIS CERTIFIES that, for value received, [____________________________] (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth in this Stock Purchase Warrant (the "WARRANT"), at any time on or after August 13, 2004 (the "INITIAL EXERCISE Date") and on or prior to the close of business on the tenth anniversary of the Initial Exercise Date (such period referred to herein as the "EXERCISE PERIOD") but not thereafter, to subscribe for and purchase from TurboWorx, Inc., a corporation incorporated in the State of Delaware (the "COMPANY"), up to [________] shares (the "WARRANT SHARES") of Common Stock, $. 001 par value, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be $0.20. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Subscription Agreement between the Holder and the Company, dated as of even date herewith (the "Subscription Agreement").

         1.       TITLE TO WARRANT

         Prior to the end of the Exercise Period and subject to compliance with applicable laws and Section 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         2.       AUTHORIZATION OF SHARES

         The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights

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represented by this Warrant, be duly authorized,  validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3.       EXERCISE OF WARRANT

                  (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times during the Exercise Period by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) trading days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by surrender of the Warrant and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.

                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  (c) The Holder may exercise its right (the "Cashless Exercise Right"), prior to and including the Expiration Date, to receive Warrant Shares on a net basis, such that, without the payment of cash, the Holder receives that number of Warrant Shares otherwise issuable (or payable) upon exercise of the Warrant less that number of Warrant Shares at the time of exercise equal in value to the aggregate Exercise Price that would otherwise have been paid by the Holder of the Warrant Shares.

         4.       NO FRACTIONAL SHARES OR SCRIP

         No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share, which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         5.       CHARGES, TAXES AND EXPENSES

         Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be

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

issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6.       CLOSING OF BOOKS

         The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

         7.       TRANSFER, DIVISION AND COMBINATION

                  (a) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except to

                           (i) one or more persons, each of whom on the date of transfer is an officer of the Holder;

                           (ii) a general partnership or general partnerships, the general partners of which are the Holder and one or more persons, each of whom on the date of transfer is an officer of the Holder;

                           (iii) a successor to the Holder in any merger or consolidation;

                           (iv) a purchaser of all or substantially all of the Holder's assets;

                           (v) any person receiving this Warrant from one or more of the persons listed in this
                                    Section 7(a) at such person's death pursuant to will, trust or the laws of intestate succession, or

                           (vi) if otherwise in compliance with applicable Rule 144 and other securities laws, after one year from the date of this Warrant, any person receiving the Warrant from the persons listed in this Section 7(a).

Subject to compliance with any applicable securities laws and Section 18(e), transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if

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

properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. Notwithstanding the above, the Holder shall not transfer this Warrant or any rights hereunder to any person or entity which is then engaged in a business that is, in the reasonable judgement of the Company, in direct competition with the Company.

                  (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 7.

                  (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

         8.       NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE

         This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         9.       LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10.      SATURDAYS, SUNDAYS, HOLIDAYS, ETC.

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11.      ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES

                  (a) STOCK DIVIDENDS, ETC. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to

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

time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) ANTIDILUTION ADJUSTMENTS. In order to prevent dilution of the exercise rights of the Warrants, the Exercise Price shall be subject to adjustment from time to time pursuant to this Section 11(b).

                  Whenever, on or after the date of this Warrant, the Company issues or transfers any shares of its Common Stock or issues rights, warrants, options, or securities or debt convertible, exercisable, or exchangeable for shares of its Common Stock (collectively, the "NEW ISSUE") for a consideration per share less than the Exercise Price in effect immediately prior to such New Issue (the "NEW ISSUE PRICE"), then:

                           (i) As to a New  Issue  closed  during  the three (3)
year period ending at midnight Connecticut time on the third anniversary of the Initial Exercise Date, the Exercise Price then in effect shall, immediately on the date of the New Issue, be reduced to equal the New Issue Price; and

                           (ii) As to a New Issue closed during the remainder of
the Exercise Period following the third anniversary of the Initial Exercise Date, then immediately on the date of such New Issue, the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the New Issue plus the number of additional shares of Common Stock which the aggregate of cash consideration for the exercise of all Warrants at the Exercise Price immediately prior to the New Issue would purchase at the New Issue Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the New Issue plus the number of additional shares of Common Stock sold in the New Issue.

                  Upon any  adjustment  of the Exercise  Price  pursuant to this
Section 11(b), the number of Warrant Shares shall be adjusted by multiplying the number of Warrant Shares

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

immediately prior to the New Issue by a fraction (i) the numerator of which shall be the Exercise Price in effect immediately prior to the New Issue and
(ii) the denominator of which shall be the Exercise Price as adjusted immediately after the New Issue.

                  The adjustments provided in this Section 11(b) shall not be triggered by grants of restricted stock to officers or directors made with the approval of the Board of Directors; to the grant of options, or the sale of shares pursuant to the exercise of such options, under the Company's current or future option plans for the benefit of officers, directors, employees, and consultants; or to the purchase of shares of Common Stock pursuant to warrants or rights granted by the Company prior to the issuance of this Warrant.

                  (c) THRESHOLD FUNDING ADJUSTMENTS. In the event that the Company consummates a Closing (as defined in the Subscription Agreement) within thirty (30) days from the date hereof, resulting in gross proceeds to the Company of at least $750,000 (the Improved Offering as defined in the Subscription Agreement), this Warrant shall enable the Holder thereof to purchase up to [________] Warrant Shares at an exercise price of $0.16 per share.

         12.      EFFECT OF REORGANIZATION

                  (a)  REORGANIZATION--NO  CHANGE  IN  CONTROL.  Upon a  merger, consolidation, acquisition of all or substantially all of the property or stock, liquidation or other reorganization of the Company (collectively, a "REORGANIZATION") during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock and the holders of the Company's voting equity securities immediately prior to such Reorganization together own a majority interest of the voting equity securities of the successor corporation immediately following such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of securities of the successor corporation resulting from such Reorganization (and cash and other property), to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such Reorganization if this Warrant had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the Reorganization to the end that the provisions of this Warrant (including adjustments of the Exercise Price and the number and type of securities purchasable pursuant to the terms of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares deliverable after that event upon the exercise of this Warrant.

                  (b) REORGANIZATION--CHANGE IN CONTROL/TERMINATION OF WARRANT. Upon Reorganization during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock and the holders of the Company's voting equity securities immediately prior to such Reorganization together do not own at least a majority interest of the voting equity securities of the successor corporation (or its parent) immediately following such Reorganization, the Holder shall be given notice of such proposed action as provided in Section 18(c). The Holder may attend the meeting of the Company's shareholders at which such action is considered and voted upon. If the proposed action is approved according to applicable law, the Holder shall be so notified in

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writing by the Company by registered or certified mail promptly, but in no event less than 10 business days before the effectiveness of the Reorganization. Notwithstanding the period of exercisability stated on the face of this Warrant, this Warrant shall become forever null and void to the extent not exercised on or before 5:00 p.m., New York time, on the day immediately prior to the date of such Reorganization. The Holder shall have the right to condition its exercise of the Warrant hereunder upon the closing of such Reorganization.

         13.      VOLUNTARY ADJUSTMENT BY THE COMPANY

         The Company may at any time during the Exercise Period reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14.      NOTICE OF ADJUSTMENT

         Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

         15.      NOTICE OF CORPORATE ACTION

         If at any time:

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder:

                           (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in
                                    respect   of   any   such

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

                                    reorganization,   reclassification,  merger,
                                    consolidation, sale, transfer, disposition, liquidation or winding up, and

                           (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale,  transfer,  disposition,  dissolution,
                                    liquidation or winding up, at least 20 days'
                                    prior  written  notice  of the date when the
                                    same  shall  take  place.   Such  notice  in
                                    accordance with the foregoing clause also shall specify

                                    (A)     the date on which any such record is
                                            to be taken for the  purpose of such
                                            dividend, distribution or right, the
                                            date on which the  holders of Common
                                            Stock  shall be entitled to any such
                                            dividend, distribution or right, and
                                            the  amount and  character  thereof,
                                            and

                                    (B)     the   date   on   which   any   such
                                            reorganization,    reclassification,
                                            merger,     consolidation,     sale,
                                            transfer, disposition,  dissolution,
                                            liquidation or winding up is to take
                                            place and the time, if any such time
                                            is to be  fixed,  as  of  which  the
                                            holders  of  Common  Stock  shall be
                                            entitled to exchange  their  Warrant
                                            Shares  for   securities   or  other
                                            property   deliverable   upon   such
                                            disposition,            dissolution,
                                            liquidation or winding up. Each such
                                            written notice shall be sufficiently
                                            given if  addressed to Holder at the
                                            last address of Holder  appearing on
                                            the   books  of  the   Company   and
                                            delivered in accordance with Section
                                            18(c).

         16.      AUTHORIZED SHARES

         The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

         The Company will

                  (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value;

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

                  (b) take all such action as may be necessary or appropriate in
order  that  the  Company   may  validly  and  legally   issue  fully  paid  and
nonassessable Warrant Shares upon the exercise of this Warrant; and

                  (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

         17.      REGISTRATION RIGHTS

         The Holder will be entitled to the registration rights set forth in the Subscription Agreement.

         18.      MISCELLANEOUS

                  (a) JURISDICTION. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law, principles or rules.

                  (b) RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                  (c)  NOTICES.  All  notices,  demands,   requests,   consents,
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be

                           (i) hand delivered; or

                           (ii)     deposited   in  the  mail,   registered   or
                                    certified, return receipt requested, postage prepaid; or

                           (iii) delivered by reputable air courier service with charges prepaid; or

                           (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.

                           Any  notice  or  other   communication   required  or
permitted to be given hereunder shall be

deemed effective

                            (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if

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

                                    delivered  on a business  day during  normal
                                    business  hours  where such  notice is to be
                                    received),   or  the  first   business   day
                                    following such delivery (if delivered  other
                                    than  on  a  business   day  during   normal
                                    business hours where such notice is to be received) or

                           (ii) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or

                           (iii) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Shares issued pursuant thereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Company maintained for such purposes, or with respect to the Company, to the address provided on the signature page hereof. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

                  (d) LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                  (e) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                  (f) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                  (g) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  (h) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                                  *************

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

         Dated: August 13, 2004

                                         TURBOWORX, INC.



                                         By:
                                            ------------------------------------
                                         Name:  Jeffrey Augen
                                         Title: Chief Executive Officer



                                         [NAME OF WARRANT HOLDER]



                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                               NOTICE OF EXERCISE

To:      TurboWorx, Inc.

         (1) The undersigned hereby elects to purchase ________ Warrant Shares (the "Common Stock"), of TurboWorx, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

         -------------------------------

         The Warrant Shares shall be delivered to the following:

         -------------------------------

         -------------------------------

         -------------------------------


                                             [PURCHASER]


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                             Dated:
                                                   -----------------------------

         To:  TurboWorx, Inc.

                           NOTICE OF CASHLESS EXERCISE


                    (TO BE EXECUTED UPON EXERCISE OF WARRANT

                            PURSUANT TO SECTION 3(c))

                  The undersigned hereby irrevocably elects to exchange its Warrant for ___________ Warrant Shares pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 3(c) of such Warrant, and requests that a certificate or certificates for such Warrant Shares be issued in the name of and delivered to:


         -------------------------------------------------------------


         -------------------------------------------------------------


         -------------------------------------------------------------

                    (Print Name, Address and Social Security

                          or Tax Identification Number)


         and, if such number of Warrant Shares shall not be all the Warrant Shares which the undersigned is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

         Dated:                               Name
                ---------------------------        -----------------------------
                                                                 (Print)

         Address:
                  --------------------------------------------------------------

                                                        (Signature)


                                                  (Signature must conform in all
                                           respects to the name of the Holder as
                                           specified on the face of the Warrant)

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________
whose address is ______________________________________________________________.

         __________________________________________________________________.

         Dated:  ______________, _______


                                  Holder's Signature:
                                                     ---------------------------
                                  Holder's Address:
                                                     ---------------------------

                                                     ---------------------------



Signature Guaranteed:
                      ----------------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.